UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2021 (February 1, 2021)

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware	19805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 774-3034

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on February 1, 2021, DuPont de Nemours, Inc. (“DuPont”) completed the separation and distribution of its nutrition and biosciences business (the “N&B Business”), and merger of Nutrition & Biosciences, Inc. (“N&B”), a DuPont subsidiary formed to hold the N&B Business, with a subsidiary of International Flavors & Fragrances Inc. (“IFF”). The distribution was effected through an exchange offer (the “Exchange Offer”) where, on the terms and subject to the conditions of the Exchange Offer, DuPont stockholders had the option to tender all, some or none of their shares of common stock, par value $0.01 per share, of DuPont (the “DuPont Common Stock”) for a number of shares of common stock, par value $0.01 per share, of N&B (the “N&B Common Stock”), and which resulted in all shares of N&B Common Stock being distributed to DuPont stockholders that participated in the Exchange Offer. The consummation of the Exchange Offer was followed by the merger of N&B with a wholly owned subsidiary of IFF, with N&B surviving the merger as a wholly owned subsidiary of IFF (the “Merger” and, together with the Exchange Offer, the “Transactions”).

The Transactions were completed on February 1, 2021, in accordance with the Separation and Distribution Agreement (as amended, the “Separation Agreement”), by and among DuPont, N&B and IFF , dated December 15, 2019, as amended and joined by Neptune Merger Sub II LLC, a subsidiary of IFF, on January 22, 2021 and as further amended on February 1, 2021, and the Agreement and Plan of Merger (the “Merger Agreement” and, together with the Separation Agreement, the “Transaction Agreements”), by and among DuPont, N&B, IFF and Neptune Merger Sub I Inc., dated December 15, 2019.

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2021, in connection with the closing of the Transactions, and in accordance with the terms of the Separation Agreement and the Merger Agreement:

•

DuPont, N&B and IFF entered into a Tax Matters Agreement (the “Tax Matters Agreement”), which governs the parties’ rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, the preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement, and other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement, attached hereto as Exhibit 10.1, which is incorporated by reference herein.

•

DuPont, N&B and certain of their subsidiaries entered into an Intellectual Property Cross-License Agreement (the “IP Cross-License Agreement”). The IP Cross-License Agreement sets forth the terms and conditions under which the applicable parties may use in their respective businesses certain know-how (including trade secrets), copyrights, design rights, software, and patents, allocated to another party pursuant to the Separation Agreement, and pursuant to which N&B may use certain standards retained by DuPont. All licenses under the IP Cross-License Agreement are non-exclusive, worldwide, and royalty-free. The description of the IP Cross-License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the IP Cross-License Agreement, attached hereto as Exhibit 10.2, which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Exchange Offer expired at one minute after 11:59 p.m., New York City time, on January 29, 2021. Under the terms of the Exchange Offer, 0.7180 shares of N&B Common Stock were exchanged for each share of DuPont Common Stock accepted in the Exchange Offer. DuPont accepted 197,410,113 shares of its common stock in exchange for the 141,740,461 shares of N&B Common Stock owned by DuPont.

Because the Exchange Offer was oversubscribed, DuPont accepted tendered shares of DuPont Common Stock on a pro rata basis using the final proration factor of 52.5307455%. Stockholders who qualified for odd-lot treatment were not subject to proration in accordance with the terms of the Exchange Offer and their shares were fully accepted in the Exchange Offer. The final proration factor of 52.5307455% was applied to all other shares of DuPont Common Stock that were validly tendered and not properly withdrawn to determine the number of such shares that were accepted from each tendering stockholder.

Based on the final count by the exchange agent, the final results of the Exchange Offer are as follows:

Total number of shares of DuPont Common Stock validly tendered and not properly withdrawn:	368,655,051
“Odd-lot” shares tendered that were not subject to proration:	7,905,588
Total number of shares of DuPont Common Stock accepted:	197,410,113

The Transactions were completed on February 1, 2021. In the Merger, each share of N&B Common Stock was automatically converted into the right to receive one share of common stock, par value $0.125 per share, of IFF (subject to the receipt of cash in lieu of fractional shares) based on the terms of the Merger Agreement. As of the completion of the Merger, holders of DuPont Common Stock (or, if such holders exchanged all of their shares of DuPont Common Stock in the Exchange Offer, also former holders) that received shares of N&B Common Stock in the Exchange Offer owned approximately 55.4% of IFF’s common stock on a fully-diluted basis. As part of the Transactions, DuPont also received a special cash payment of approximately $7.3 billion, which is subject to post-closing adjustment pursuant to the terms of the Separation Agreement.

As a result of the Transactions, DuPont reduced its common stock outstanding by 197,410,113 shares of DuPont Common Stock.

The information contained in the Introductory Note above and Item 1.01 above are incorporated herein by reference. The foregoing description of the Transactions is qualified in its entirety by reference to the Transaction Agreements, copies of which, and the amendments thereto, are attached hereto as Exhibits 2.1 through 2.4 and are incorporated herein by reference.

Item 8.01	Other Events.

On February 1, 2021, DuPont issued a press release announcing the preliminary results of the Exchange Offer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 3, 2021, DuPont issued a press release announcing the final results of the Exchange Offer. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of DuPont is filed as Exhibit 99.3 of this Current Report on Form 8-K and is incorporated herein by reference:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2020.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2020.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2019.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017.

Notes to the unaudited pro forma consolidated financial statements.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated December 15, 2019, by and among DuPont de Nemours Inc., Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and Neptune Merger Sub I Inc., incorporated by reference to Exhibit 2.1 to the DuPont de Nemours, Inc. Current Report on Form 8-K filed December 18, 2019.

2.2	Separation and Distribution Agreement, dated December 15, 2019, by and among DuPont de Nemours Inc., Nutrition & Biosciences, Inc. and International Flavors & Fragrances Inc., incorporated by reference to Exhibit 2.2 to the DuPont de Nemours, Inc. Current Report on Form 8-K filed December 18, 2019.

2.3	Amendment No. 1 to the Separation and Distribution Agreement, dated January 22, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and Neptune Merger Sub II LLC, incorporated by reference to Exhibit 2.1 to the DuPont de Nemours, Inc. Current Report on Form 8-K filed January 25, 2021.

2.4	Amendment No. 2 to the Separation and Distribution Agreement, dated February 1, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and Neptune Merger Sub II LLC.

10.1	Tax Matters Agreement, dated February 1, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc. and International Flavors & Fragrances Inc.

10.2	Intellectual Property Cross-License Agreement, dated February 1, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc. and the other parties identified therein.

99.1	DuPont de Nemours, Inc. press release, dated February 1, 2021.

99.2	DuPont de Nemours, Inc. press release, dated February 3, 2021.

99.3	DuPont’s Unaudited Pro Forma Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date: February 4, 2021	By:	/s/ Michael G. Goss
	Name:	Michael G. Goss
	Title:	Vice President and Controller

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